Michael J. Michaud

43 Eastlawn Street

Oshawa, Ontario, Canada L1H 7J7

May 30, 2004

Tan Range Exploration Corporation

93 Benton Hill Road

Sharon, Connecticut

06069, USA

Dear Sirs:

RE:

Tan Range Exploration Corporation (the "Issuer") and

Technical Report dated May 2, 2001 on the Itetemia

Project (the "Report")

I am the author of the Report referred to in the Form 20-F of the Issuer (the "Form 20-F") filed with the U.S. Securities Exchange Commission under File No. 0-50634 on March 15, 2004.

I have read the Form 20-F and confirm that the section in the Form 20-F headed "Property, Plant and Equipment" fairly and accurately summarizes the Report.  I hereby consent to the use of the Report by the Issuer for the purposes of the Form 20-F, as well as the summary of the Report contained in therein, and any reference to the Report in the Form 20-F.

Yours truly,

Michael Michaud, P.Geo.

Stephen R. McMullan, P.Geo.

21140/K18 Hippopotamus Rd.

Eaborone, Botswana

June 7, 2004

Tan Range Exploration Corporation

93 Benton Hill Road

Sharon, Connecticut

06069, USA

Dear Sirs:

RE:

Tan Range Exploration Corporation (the "Issuer") and

Technical Report dated March 21, 2002 on the Lake Victoria Goldfields Project

(the "Report")

I am the author of the Report referred to in the Form 20-F of the Issuer (the "Form 20-F") filed with the U.S. Securities Exchange Commission under File No. 0-50634 on March 15, 2004.

I have read the Form 20-F and confirm that the section in the Form 20-F headed "Property, Plant and Equipment" fairly and accurately summarizes the Report.  I hereby consent to the use of the Report by the Issuer for the purposes of the Form 20-F, as well as the summary of the Report contained in therein, and any reference to the Report in the Form 20-F.

Yours truly,

s/ "Stephen R. McMullan"

Stephen R. McMullan

OLIVER GEOSCIENCE INTERNATIONAL LTD.	Jim L. Oliver, Ph.D., P. Geo.
4377 Karindale Road Kamloops, BC CANADA V2B 8N1 Phone (250) 579-9633 Fax (250) 579-3332 E-mail: jlolive@attglobal.net

June 15, 2004

Tan Range Exploration Corporation

93 Benton Hill Road

Sharon, Connecticut

06069, USA

Dear Sirs:

RE:

Tan Range Exploration Corporation (the "Issuer") and Technical Report

Dated February 28, 2003 on the Luhala and Lunguya Properties (the "Report").

I am the author of the Report referred to in the Form 20-F of the Issuer (the "Form 20-F") filed with the U.S. Securities Exchange Commission under File No. 0-50634 on March 15, 2004.

I have read the Form 20-F and confirm that the section in the Form 20-F headed "Property, Plant and Equipment" fairly and accurately summarizes relevant information on the Luhala and Lunguya properties.  I hereby consent to the use of the Report by the Issuer for the purposes of the Form 20-F, as well as the summary of the Report contained in therein, and any reference to the Report in the Form 20-F.

Yours truly,

(signed) "Jim L. Oliver"

Jim L. Oliver, Ph.D., P.Geo.